UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 25, 2005

Date of Report (Date of earliest event reported)

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50373	90-0182158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 HILL AVENUE NW
FORT WALTON BEACH, FLORIDA
32548
(Address of principal executive offices)(Zip Code)

(850)-796-0909
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

As previously reported under Item 2.01 of the Form 8-K filed by Spectrum Sciences & Software Holdings Corp. (the “Company”), dated as of February 25, 2005, the Company has completed its acquisition of all the issued and outstanding capital stock of Coast Engine and Equipment Co., Inc. (“CEECO”).  The description of the acquisition included in the Company’s February 25, 2005 Form 8-K is incorporated herein.  This report on Form 8-K/A is being filed to complete the exhibit record with respect to the February 25, 2005 Form 8-K.

Item 9.01  Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired.

Report of Independent Registered Public Accounting Firm

F-1

Balance sheet as of December 31, 2004

F-2

Statements of income and retained earnings for the years ended December 31, 2004 and 2003

F-3

Statements of cash flows for the years ended December 31, 2004 and 2003

F-4

Notes to financial statements

F-5

 (b)

Unaudited Pro Forma Financial Information.

Introduction to pro forma condensed consolidated financial statements

F-8

Unaudited pro forma condensed consolidated balance sheet as of December 31, 2004

F-9

Unaudited pro forma condensed consolidated statement of income for the year ended

December 31, 2004

F-10

Notes to unaudited pro forma condensed consolidated financial statements

F-11

Consent of Independent Registered Public Accounting Firm

F-12

(c)

Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm, April 18, 2005
99.1	Financial Statements of Business Acquired
99.2	Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Date: May 13, 2005	By: /s/ Nancy C. Gontarek
Name: Nancy C. Gontarek Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm, April 18, 2005
99.1	Financial Statements of Business Acquired
99.2	Unaudited Pro Forma Financial Information

Exhibit 99.1

COAST ENGINE & EQUIPMENT CO., INC.

Financial Statements

Contents

Report of Independent Registered Public Accounting Firm

F-1

Financial Statements

Balance sheet

F-2

Statements of income and retained earnings

F-3

Statements of cash flows

F-4

Notes to financial statements

F-5

Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders

Coast Engine & Equipment Co., Inc.

Cape Canaveral, Florida

We have audited the accompanying balance sheet of Coast Engine & Equipment Co., Inc. (an S corporation) as of December 31, 2004, and the related statements of income, retained earnings and cash flows for the 2004 and 2003 years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coast Engine & Equipment Co., Inc. as of December 31, 2004, and the results of its operation and its cash flows for the 2004 and 2003 years then ended in conformity with accounting principles generally accepted in the United States of America.

February 8, 2005	/s/ Berman Hopkins
Melbourne, Florida	Wright & LaHam, CPAs, LLP

COAST ENGINE & EQUIPMENT CO., INC.

Balance Sheet as of

December 31, 2004

ASSETS
2004
Current Assets
Cash	$ 46,424
Accounts receivable , net	134,457
Inventory	37,054
Prepaid expenses	568
Total currrent assets	218,503
Property and Equipment, net	129,182
$ 347,685

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$ 37,209
Accrued expenses	6,439
Total current liabilities	43,648

Commitmtents and Contingencies	-

Stockholders' equity
Common stock, $1 par value, 1,000 shares
authorized, issued and outstanding	1,000
Retained earnings	303,037
304,037
$ 347,685

The accompanying notes are an integral part of these financial statements.

COAST ENGINE & EQUIPMENT CO., INC.

Statements of Income and Retained Earnings

Years ended December 31, 2004 and 2003

	2004	2003

Revenue	$ 1,631,706	$ 875,614

Cost of revenues	910,902	507,509
Gross profit	720,804	368,105

Operating expenses
General and administrative	335,895	275,937
Depreciation	44,504	32,529
	380,399	308,466
Income from operations	340,405	59,639

Other income
Interest	-	165
Gain (loss) on disposal of equipment	2,547	(621)
	2,547	(456)

Net income	342,952	59,183

Retained earnings, beginning of year	270,085	210,902

Distributions to stockholders	(310,000)	-

Retained earnings, end of year	$ 303,037	$ 270,085

The accompanying notes are an integral part of these financial statements.

COAST ENGINE & EQUIPMENT CO., INC.

Statements of Cash Flows

Years ended December 31, 2004 and 2003

Cash Flows

	2004	2003
Cash flows from operating activities
Net income	$ 342,952	$ 59,183
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	44,504	32,529
Provision for bad debts	8,787	-
(Gain) loss on sale of property and equipment	(2,547)	621
	Decrease (increase) in assets:
Accounts receivable	(126,909)	41,151
Inventory	27,009	(47,969)
Prepaid expenses	24,485	(12,400)
	(Decrease) increase in liabilities:
Accounts payable	20,044	566
Accrued expenses	(9,454)	4,875
Net cash provided by operating activities	328,871	78,556

Cash flows from investng activities
Purchase of property and equipment	(85,935)	(43,385)
Proceeds from disposal of property and equipment	5,000	5,000
Net cash used in investing activities	(80,935)	(38,385)

Cash flows from financing activities
Payments on loans from stockholders	-	(26,643)
Stockholder distributions	(310,000)	-
Net cash used in financing activities	(310,000)	(26,643)
Net increase (decrease) in cash	(62,064)	13,528
Cash, beginning of year	108,488	94,960
Cash, end of year	$ 46,424	$ 108,488

The accompanying notes are an integral part of these financial statements.

COAST ENGINE & EQUIPMENT CO., INC.

Notes to Financial Statements

December 31, 2004 and 2003

Note A – Nature of Business and Summary of Significant Accounting Policies

1.

Nature of business

Coast Engine & Equipment Co., Inc. (the “Company”) is principally engaged in providing many specialized fabrication and boat repair services and is certified to perform safety inspections and repairs to lifeboats.  The Company’s specialties include a full array of electrical, electronic, equipment and machinery repairs, HVAC and refrigeration servicing, pipe and sheet metal fabrication and installation, welding, custom insulation and flooring services, and engineering and design support.  The Company is strategically located on Florida’s east coast and services major commercial and governmental customers.

2.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of continent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

3.

Cash and cash equivalents

The Company considers cash equivalents to include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less.

4.

Accounts receivable

Accounts receivable, which are carried at fair value, arise in the normal course of business.  It is the policy of management to review the outstanding accounts receivable at year-end and establish an allowance for uncollectible amounts based on judgment and historical experience with the customers.  Management has recorded an allowance for uncollectible accounts of $8,787 as of December 31, 2004.  The Company has determined that no allowance for uncollectible amounts was required as of December 31, 2003.

5.

Inventory

Inventory consists of materials and labor related to jobs in progress at each year-end and, therefore, is stated at cost.

COAST ENGINE & EQUIPMENT CO., INC.

Notes to Financial Statements

December 31, 2004 and 2003

Note A – Nature of Business and Summary of Significant Accounting Policies (continued)

6.

Property and equipment

Property and equipment are recorded at cost.  The cost of property and equipment is depreciated over the estimated useful lives of the related assets ranging from five to seven years for office equipment, five years for vehicles, and seven years for machinery and tools.  Depreciation is computed using the double declining balance method.  Expenditures for repairs and maintenance are charged to operations as incurred.

7.

Revenue and cost recognition

The Company recognizes revenue each year for all jobs completed during that year.  Job durations are typically one to three months and any material or labor costs incurred on jobs in progress at year-end are included in inventory.

Job costs consist of direct materials and labor.  General and administrative expenses are charged to operations as incurred.

8.

Income taxes

The Company, with the consent of its stockholders, elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code beginning January 1, 2003.  Under those provisions, the Company does not pay corporate income taxes on its taxable income.  Instead, the stockholders will report the Company’s taxable income or loss on their individual income tax returns.

Note B – Property and Equipment

The following is a summary of the components of property and equipment at December 31:

2004
Office furniture and equipment	$ 1,953
Vehicles	67,080
Machinery and equipment	205,857
274,890

Less accumulated depreciation	145,708
$ 129,182

COAST ENGINE & EQUIPMENT CO., INC.

Notes to Financial Statements

December 31, 2004 and 2003

Note C – Related Party Transactions

During the year ended December 31, 2004, the Company purchased two vehicles for the sum of $35,000 and various pieces of equipment with an aggregate value of $32,540 from the stockholders.  During the year ended December 31, 2003, the Company purchased from the stockholders for the sum of $31,080 two vehicles previously leased to the Company by the stockholders.

The Company’s facilities are leased from a related party (see Note E).

Note D – Concentrations

Concentration of customers

The Company recognized revenues of $786,405 (48.2%) from two customers and $800,763 (91.4%) from three customers during the years ended December 31, 2004 and 2003 respectively.  In addition, as of December 31, 2004 the balances due from these customers amounted to $88,871 or 62.0%.

Note E – Operating Lease

The Company leases its facilities from a company owned by one of the stockholders under a noncancelable three-year lease that commenced May 1, 2001 and expired April 30, 2004.  The lease was renewed for the period May 1, 2004 through April 30, 2006.  The rent expense for the years ended December 31, 2004 and 2003 was $60,594 and $36,498, respectively.  The following are the lease obligations for the next two years ending December 31:

Amount
2005	$ 71,016
2006	23,672
$ 94,688

Note F – Subsequent Event

On March 4, 2005, the Company’s stockholders sold all 1,000 shares of their Company stock to an outside party for $300,000, paid at closing, and an amount, not to exceed $200,000, equal to a multiple of three times the earnings before interest, income taxes, depreciation and amortization (the “annual earnings”) and payable within thirty days of the first, second and third year anniversaries of the closing date.  The first year’s annual earnings are payable in cash.  The second and third year annual earnings are payable by issuance of the Buyer’s stock.  If, on the third year anniversary of the closing date, the market value of the buyer’s stock is less than the second and third year annual earnings, the buyer will pay the sellers such difference with thirty days of the third anniversary of the closing date.

Exhibit 99.2

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Introduction of Pro Forma Condensed Financial Statements

(UNAUDITED)

Effective February 25, 2005, Spectrum Sciences & Software Holdings Corp. (the “Company”) acquired all of the outstanding capital stock of Coast Engine and Equipment Co., Inc.(“CEECO”) from Louis T. Rogers and Marilyn G. Rogers, (the “Acquisition”) a corporation organized under the laws of Florida, pursuant to a Share Purchase Agreement (the “Purchase Agreement”) dated as of the same date.  Under the terms of the Agreement, the Company will pay to the shareholders a total purchase price of up to $900,000 over a three-year period.  The purchase price is payable in cash and stock of the Company and is subject to certain adjustments, including, without limitation, adjustments based on CEECO’s earnings during such three-year period.  Pursuant to a security agreement executed in connection with the Agreement, the Shareholders will retain a security interest in all of the assets of CEECO until the total purchase price has been paid by the Company.

The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2004 gives effect to the Acquisition as if the Acquisition occurred on that date.  The accompanying unaudited pro forma condensed statement of income for the year ended December 31, 2004 gives effect to the Acquisition as if it occurred on the first day of the period presented.

The fiscal year end of CEECO and the Company is December 31.  The unaudited pro forma condensed consolidated balance sheet and consolidated statement of income for the year ended December 31, 2004 is derived from CEECO’s audited financial statements as of and for the year ended December 31, 2004 and the Company’s audited consolidated financial statements as of and for the year ended December 31, 2004.

The unaudited pro forma condensed consolidated financial information is provided for information purposes only and is not necessarily indicative of the results that would have occurred if the Acquisition had occurred on the first day of each period presented.  The unaudited pro forma condensed consolidated financial statements should not be construed as being representative of future operating results or financial position of the Company and should be read in conjunction with the:

•

Accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information;

•

The Company’s historical consolidated financial statements and notes included in the Company’s annual report on Form 10-KSB for the fiscal year ended December 31, 2004.

•

CEECO’s historical financial statements and notes for the fiscal year ended December 31, 2004. (included in this 8-K/A filing).

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of December 31, 2004

	Historical Spectrum	Historical CEECO	Pro Forma Adjustments	Pro Forma Spectrum
ASSETS
Current
Cash and cash equivalents	$ 5,666,910	$ 46,424	$ (300,000)	$ 5,413,334
Short term investments	18,795,143	-		18,795,143
Receivables	2,759,756	134,457	-	2,894,213
Inventory	79,010	37,054	-	116,064
Due from shareholder	705,126	-	-	705,126
Income tax receivable	32,736	-	-	32,736
Prepaid expenses	849,742	568	-	850,310
Total current assets	28,888,423	218,503	(300,000)	28,806,926
Property, plans and equipment, net	2,280,746	129,182	(56,307)	2,353,621
Other assets and deposits	43,810	-		43,810
Goodwill (Note 1)	-	-	52,270	52,270
TOTAL ASSETS	$ 31,212,979	$ 347,685	$ (304,037)	$ 31,256,627

LIABILITIES AND SHAREHOLDERS' EQUITY
Current				-
Accounts payable	$ 1,025,030	37,209	-	1,062,239
Accrued expenses	482,923	6,439	-	489,362
Due to related parties	705,126	-	-	705,126
Deferred revenue	228,968	-	-	228,968
Provision for contract losses	148,248	-	-	148,248
Total Current Liabilities	2,590,295	43,648	-	2,633,943

TOTAL LIABILITIES	2,590,295	43,648	-	2,633,943

Shareholders' equity
Common Stock	3,897	1,000	(1,000)	3,897
Additional paid in capital	69,895,120	-	-	69,895,120
Retained earnings (deficit)	(41,277,155)	303,037	(303,037)	(41,277,155)
Accumulated other comprehensive income	822	-	-	822
Total shareholders' equity	28,622,684	304,037	-	28,622,684
	$ 31,212,979	$ 347,685	$ (304,037)	$ 31,256,627

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Unaudited Pro Forma Condensed Consolidated Statement of Income

For the year ended December 31, 2004

	Historical Spectrum	Historical CEECO	Pro Forma Spectrum

Revenue	$ 11,133,748	$ 1,631,706	$ 12,765,454

Cost of revenues	11,187,641	910,902	12,098,543

Gross profit (loss)	(53,893)	720,804	666,911

Operating expenses	40,564,140	380,399	40,944,539

Income (loss) from operations	(40,618,033)	340,405	(40,277,628)

Total non-operating income, net	289,690	2,547	292,237

Income (loss) before provision for income taxes	(40,328,343)	342,952	(39,985,391)

Provision for income tax (expense) benefit	21,296	-	21,296

Net income (loss)	(40,307,047)	342,952	(39,964,095)

Unrealized gain on available for sale securities	822	-	822

Total comprehensive income (loss)	(40,306,225)	342,952	(39,963,273)

Retained earnings (deficit), beginning of period	(970,108)	270,085	(700,023)

Distributions to shareholders	-	(310,000)	(310,000)

Retained earnings (deficit), end of period	$(41,277,155)	$ 303,037	$ (40,974,118)

Weighted average common shares outstanding: Basic and diluted			33,616,188

Earnings (loss) per share: Basic and diluted			$ (1.19)

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Notes to Unaudited Pro Forma Condensed Financial Statements

The unaudited pro forma condensed balance sheet and statement of income as of and for the year ended December 31, 2004 is derived from CEECO’s audited financial statements as of and for the year ended December 31, 2004 and the Company’s audited consolidated financial statements as of and for the year ended December 31, 2004.

1.

Pro forma adjustments were made to the unaudited pro forma condensed consolidated balance sheet to eliminate historical CEECO’s equity accounts, adjust fixed assets to estimated fair value, record goodwill, and record estimated acquisition costs.

Exhibit 23.1

Consent of Independent Registered Certified Public Accounting Firm

We consent to the incorporation by reference in Registration Statements Nos. 333-113528 and 333-114680 of Spectrum Sciences and Software Holdings Corp. on Form S-8 of our report, dated February 8, 2005, relating to Coast Engine & Equipment Co., Inc

/s/ Berman Hopkins Wright & LaHam, CPAs, LLP.

Berman Hopkins Wright & Laham, CPA, LLP

April 18, 2005

Melbourne, Florida

F-12